EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Amir Bassan-Eskenazi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of BigBand Networks, Inc. on Form 10-Q for the quarterly period ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BigBand Networks, Inc.

Date: August 10, 2007	/s/ Amir Bassan-Eskenazi
Amir Bassan-Eskenazi Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Frederick Ball, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of BigBand Networks, Inc. on Form 10-Q for the quarterly period ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BigBand Networks, Inc.

Date: August 10, 2007	/s/ Frederick Ball
Frederick Ball Chief Financial Officer (Principal Financial Officer)

*The forgoing certifications are being furnished to the U.S. Securities and Exchange Commission as an exhibit to the quarterly report on Form 10-Q for the quarterly period ended June 30, 2007 and accompany such Form 10-Q, and shall not be considered filed as part of such report.